Rental Properties	12 Months Ended
Dec. 31, 2015
Real Estate [Abstract]
Rental Properties
Rental Properties
The following table summarizes the carrying amounts of rental properties as of December 31, 2015 and 2014 (in thousands):

	2015	2014
Buildings and improvements	$2,837,611	$2,273,430
Furniture, fixtures & equipment	34,423	25,922
Land	687,468	617,842
	3,559,502	2,917,194
Accumulated depreciation	(534,303)	(465,660)
Total	$3,025,199	$2,451,534

Depreciation expense on rental properties was $85.9 million, $63.0 million and $50.7 million for the years ended December 31, 2015, 2014 and 2013, respectively.

On August 1, 2015, per the terms of the mortgage note agreement, the borrower for Camelback Mountain Resort exercised its option to convert the mortgage note agreement to a lease agreement. As a result, the Company recorded the carrying value of its investment into rental property, which approximated the fair value of the property on the conversion date. There was no gain or loss recognized on this transaction. The property is leased pursuant to a triple net lease with a 20-year term.

On April 21, 2014, the Company acquired 100% of an entity that owns 11 theatre properties in seven states for a total purchase price of approximately $117.7 million. As a part of this transaction, the Company assumed a mortgage loan of $90.3 million, which was booked at fair value on the date of the acquisition and a note payable of $1.9 million, for which the carrying value approximated market value on the date of acquisition. See Note 10 for further details regarding these loans. The theatre properties are leased on a triple net basis under a master lease agreement to a subsidiary of Regal Cinemas, Inc. with the tenant responsible for all taxes, costs and expenses arising from the use or operation of the properties. The remaining initial lease term is approximately 13 years. On the acquisition date, the Company recorded the following in the consolidated balance sheet: $123.7 million to rental properties, $3.3 million to other assets (for in-place leases) and $101.5 million to debt. Proforma financial information for this acquisition has been omitted as the effects of the acquisition are not material to the consolidated financial statements. Acquisition related costs in connection with this acquisition of $0.5 million were expensed as incurred during the year ended December 31, 2014.

During the year ended December 31, 2013, the Company sold five winery and vineyard properties located in California. The total proceeds for these sales were $49.8 million and the Company recognized a net gain of $4.3 million. In consideration for one of these properties, the Company received $1.0 million in cash and a mortgage note receivable of $2.5 million, due in November 2016. As further detailed in Note 18, the results of operations of these properties have been classified within discontinued operations.

During the year ended December 31, 2014, the Company sold one winery located in Washington and one vineyard located in California. The total net proceeds for these sales were $8.0 million and the Company recognized a gain of $0.9 million. Additionally, during the year ended December 31, 2014, the Company sold three land parcels for net proceeds of $4.1 million and the Company recognized a gain of $0.3 million. The results of operations of these properties have not been classified within discontinued operations.

On January 27, 2015, the Company completed the sale of a theatre located in Los Angeles, California for net proceeds of $42.7 million and recognized a gain on sale of $23.7 million. In addition, during the year ended December 31, 2015, the Company sold a land parcel adjacent to one of its public charter school investments for net proceeds of $1.1 million and recognized a gain of $0.2 million and sold two land parcels adjacent to its megaplex theatre properties for net proceeds of $2.9 million and recognized a loss of $0.1 million. The results of operations of these properties have not been classified within discontinued operations.